--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 11, 1998

               Prudential Securities Secured Financing Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      333-27355                 13-3526694
 ----------------------------     ------------------------    ----------------
 (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)


      One New York Plaza
      New York, New York
     (Address of Principal                              10292
      ------------------                              ----------
      Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code (212) 778-1000
                                                          --------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Item 5. Other Events


                  In connection with the offering of ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2 described in a Prospectus Supplement dated June 2, 1998, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a) Not applicable


         (b) Not applicable


         (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                    PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION as Depositor and on behalf of ABFS Mortgage Loan Trust 1998-2

                    Registrant


                                     By:   /s/ Norman Chaleff
                                           ---------------------------
                                           Name:  Norman Chaleff
                                           Title: Vice President




Dated:  June 11, 1998

                                  EXHIBIT INDEX




Exhibit No.               Description
-----------               -----------
99.1                      Related Computational Materials (as defined
                          in Item 5 above).